UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                              VERTRUE INCORPORATED
                              --------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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


                              VERTRUE INCORPORATED
                                20 Glover Avenue
                           Norwalk, Connecticut 06850


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------- ----------------------------------------------------------------

Time and Date:  9:30 a.m. Eastern Time on Friday, November 17, 2006
--------------- ----------------------------------------------------------------

Place:          Stamford Marriott
                243 Tresser Boulevard
                Stamford, Connecticut 06901
--------------- ----------------------------------------------------------------

Purposes:       1.  Elect seven members of the Board of Directors, each
                    for a term of one year.

                2. Approve the amendment to our Certificate of Incorporation to increase our authorized shares of common stock.

                3. Approve the adoption of the Vertrue Incorporated Management Incentive Plan.

                4. Approve the adoption of the Vertrue Incorporated 2006 Restricted Stock Plan for Non-Employee
                    Directors.

                5. Ratify the selection of PricewaterhouseCoopers LLP by the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

                6.  Transact such other business as may properly come
                    before the meeting or any adjournment thereof.
--------------- ----------------------------------------------------------------

Record Date:    You can vote if you were a stockholder of record at the
                close of business on October 6, 2006.

--------------- ----------------------------------------------------------------

The stockholder register of the Company at the record date will be open for examination as required by Delaware law.

                                         By Order of the Board of Directors,

                                         James B. Duffy
                                         Secretary

Norwalk, Connecticut
October 12, 2006

                             YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY CARD, SIGNING AND DATING IT, AND MAILING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                      Index

Introduction............................................................................................3

Voting Securities and Votes Required....................................................................3

Election of Directors...................................................................................4

Board of Directors and Committee Meetings...............................................................5

Corporate Governance Principles.........................................................................6

Director Compensation...................................................................................6

Security Ownership of Certain Beneficial Owners and Management..........................................7

Section 16(a) Beneficial Ownership Reporting Compliance.................................................8

Executive Compensation..................................................................................9

Certain Relationships and Related Transactions.........................................................13

Report of the Executive Officer Development and Compensation Committee.................................14

Stock Performance Graph................................................................................16

Approval of the Amendment to Our Certificate of Incorporation to Increase Our Authorized Shares........17

Approval of the Adoption of the Management Incentive Plan..............................................18

Approval of the Adoption of the 2006 Restricted Stock Plan for Non-Employee Directors..................21

Ratification of the Selection of Independent Registered Public Accounting Firm.........................24

Report of the Audit Committee..........................................................................25

Code of Conduct........................................................................................26

Other Matters..........................................................................................26

Solicitation Expenses..................................................................................26

Stockholders' Proposals................................................................................26

Communications with the Board..........................................................................26

Audit Committee Charter................................................................................27

Proposed Amendment to the Restated Certificate of Incorporation........................................30

Management Incentive Plan..............................................................................31

2006 Restricted Stock Plan for Non-Employee Directors..................................................37

                              VERTRUE INCORPORATED
                                20 Glover Avenue
                           Norwalk, Connecticut 06850

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

Introduction

     We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Vertrue Incorporated for use at our 2006 Annual Meeting of Stockholders. Throughout this proxy statement, we refer to Vertrue Incorporated as the "Company," "we," "us," or "our."

     You are invited to attend our 2006 Annual Meeting of Stockholders on Friday, November 17, 2006. This proxy statement is to be mailed on or about October 18, 2006. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the annual meeting.

     Our 2006 Annual Report to Stockholders and Annual Report on Form 10-K are being mailed to stockholders together with this proxy statement.

Voting Securities and Votes Required

     Holders of Vertrue common stock at the close of business on October 6, 2006, the record date for the meeting, are entitled to these proxy materials and to vote their shares at the meeting. As of the record date, there were 9,660,038 shares of common stock outstanding and entitled to vote. Holders of common stock are entitled to one vote per share.

     The presence or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the annual meeting. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

     The affirmative vote of the holders of common stock representing a majority of the votes cast on a matter at the annual meeting is required to approve the matters set forth in proposals 3, 4, and 5 in the accompanying Notice of Annual Meeting. Holders of a majority of the shares of common stock entitled to vote is required to approve the matters set forth in Proposal 2. Approval of Proposal 1, which relates to the election of directors, requires a plurality of the votes cast.

     Shares that abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on matters that require the affirmative vote of a certain percentage of the shares voting on the matter.

     We participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement and annual report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of either document, please contact our Secretary at 20 Glover Avenue, Norwalk, Connecticut, 06850. If you would like to receive separate copies of the proxy statement and annual report in the future you may contact us at the above address.

                                   PROPOSAL 1

                              Election of Directors

     The persons named in the enclosed proxy will vote to elect each of the persons nominated as directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. The Company has a Corporate Governance and Nominating Committee and all nominations are approved by the Board of Directors. Each nominee has indicated his willingness to serve, if elected, but if any nominee should be unable to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors. Each director is to be elected for a term of one year.

     The Board of Directors recommends that you vote "FOR" the nominees.

     Set forth below are the name, age and certain other information with respect to each of the directors.

     Alec L. Ellison, 43, has been our director since 1989. Mr. Ellison has been affiliated with Broadview International LLC, an investment bank, since 1988 and has served as a Managing Director since 1993 and President since 2001. As of December 2003, Broadview International became a Division of Jefferies & Co., an investment banking firm. Mr. Ellison holds a B.A. from Yale University and an M.B.A. from Harvard Business School, where he was a Baker Scholar.

     Joseph E. Heid, 60, has been our director since 2004 and has served as Chairman, President, and Chief Executive Officer of Esprit de Corp from 1999 to 2002. From 1997 to 1999, he served as President of Revlon International. He previously served as Senior Vice President of Sara Lee Corporation and CEO and President of Sara Lee's Personal Products Group of North America. Mr. Heid currently serves as a director of UST Inc. He is a certified public accountant and holds a B.B.A. from St. John's University.

     Gary A. Johnson, 51, our co-founder, has served as our President, Chief Executive Officer and director since our inception in 1989. Mr. Johnson received a B.S. from Tufts University and an M.B.A. from Harvard Business School.

     Robert Kamerschen, 70, has been our director since 2002. Since 2005, he has been the Chairman of Survey Sampling International, Inc., a private company that provides internet and telephone survey sampling to marketing research companies, as well as a private investor and strategic consultant. He is the retired Chairman and Chief Executive Officer of ADVO, Inc., a full service targeted direct mail advertising company where he served as CEO from 1988 to 1999. He also served as Chairman and CEO of DIMAC Corporation, a full service direct marketing company from 1999 to 2002. Mr. Kamerschen has also served in key leadership roles in a number of prominent sales and marketing driven businesses involving significant turnaround and/or transformation initiatives. Mr. Kamerschen currently serves on the boards of the following public companies: IMS Health Incorporated, MDC Partners, Inc., and R.H. Donnelley Corporation. Mr. Kamerschen received a B.S. and M.B.A from Miami University (Ohio).

     Michael T. McClorey, 47, has been our director since 2001. Mr. McClorey served as President of Health Services Marketing, an operating unit of Catalina Marketing Corporation, a targeted marketing firm, and as a member of the Office of the President of Catalina Marketing Corporation from 2000 to 2002. He also served as President and Chief Executive Officer of Health Resource Publishing Company, a subsidiary of Catalina Marketing Corporation, from 1995 to 2002. Mr. McClorey holds a B.B.A. in finance from the University of Cincinnati.

     Edward M. Stern, 47, has been our director since 2002. Since 2004, Mr. Stern has served as the President and Chief Executive Officer of Neptune Regional Transmission System, LLC, a company which is constructing an approximately $600 million, 660 megawatt, 65 mile undersea electric transmission system that will interconnect Sayreville, New Jersey with Long Island, New York. From 1991 through 2004, Mr. Stern was employed by Enel North America, Inc., (a subsidiary of Enel SpA, an Italian electric utility company) and its predecessor, CHI Energy, Inc., an energy company which owned or operated nearly one hundred power plants in seven countries, specializing in renewable energy technologies including hydroelectric projects and wind farms. While at Enel North America, Inc. and CHI Energy, Inc., Mr. Stern served as General Counsel and, commencing in 1999, as President, Director and Chief Executive Officer. Mr. Stern currently serves on the Board of Directors of Energy Photovoltaics, Inc., a Princeton, NJ based manufacturer of solar energy products and systems. Mr. Stern received B.A., J.D. and M.B.A. degrees from Boston University and is a member of the Massachusetts Bar and the Federal Energy Bar.

     Marc S. Tesler, 60, has been our director since 1996. From 1995 to 2001, he was a general partner of Technology Crossover Ventures, L.P., a private partnership specializing in information technology investments. Mr. Tesler received his B.S. from the University of Massachusetts and his M.B.A. from New York University.

Board of Directors and Committee Meetings

     The Board held six meetings during fiscal 2006. All incumbent directors attended more than 75% of the board and committee meetings during fiscal 2006. All directors in office at the time attended the 2005 Annual Meeting. During fiscal 2006, the Board had three committees to assist it in carrying out its responsibilities. These committees consisted of an Audit Committee, an Executive Officer Development and Compensation Committee, and a Corporate Governance and Nominating Committee. Our Board has determined that the following members are independent in accordance with the listing requirements of The NASDAQ Stock Market ("NASDAQ"): Mr. Heid, Mr. Kamerschen, Mr. McClorey, Mr. Stern, and Mr. Tesler. The roles, responsibilities, and duties of the Board and each of its committees are formalized in written charters, all of which are available upon written request. All written requests should be sent to the attention of the Company's General Counsel. The Corporate Governance and Nominating Committee Charter was included as Annex D of our 2004 proxy statement. The Audit Committee Charter is included as Annex A of this 2006 proxy statement.

     The current membership of each of our Board Committees is provided below:

--------------------- ---------------- ---------------------------------- -------------------------
                                       Executive Officer Development and  Corporate Governance and
        Name          Audit Committee        Compensation Committee         Nominating Committee
--------------------- ---------------- ---------------------------------- -------------------------
Joseph E. Heid               C                         X                              -
--------------------- ---------------- ---------------------------------- -------------------------
Robert Kamerschen            X                         -                              C
--------------------- ---------------- ---------------------------------- -------------------------
Michael T. McClorey          -                         X                              X
--------------------- ---------------- ---------------------------------- -------------------------
Edward M. Stern              -                         C                             -
--------------------- ---------------- ---------------------------------- -------------------------
Marc S. Tesler               X                         -                              X
--------------------- ---------------- ---------------------------------- -------------------------

C = Chairperson

Audit Committee
     The Audit Committee is responsible for the appointment of our independent registered public accounting firm, discussing and reviewing the scope and the fees of the annual audit and reviewing the results thereof with the independent registered public accounting firm, reviewing and approving non-audit services of the independent registered public accounting firm, reviewing compliance with existing major accounting and financial policies of the Company, reviewing the adequacy of the financial organization of the Company, and reviewing management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices. Our consolidated financial statements and management's assessment of internal control over financial reporting are currently audited by PricewaterhouseCoopers LLP ("PwC"). The Audit Committee met nine times during fiscal 2006 with representatives from PwC.

     The Board has reviewed the composition of the Audit Committee and has determined that all members of the Audit Committee are independent within the meaning of the listing standards of NASDAQ and that the Audit Committee includes at least one financial expert, Mr. Heid, as defined by the rules of the Securities and Exchange Commission ("SEC").

Executive Officer Development and Compensation Committee
     The Executive Officer Development and Compensation Committee assists the Board in developing and implementing our executive compensation practices and incentive and equity-based compensation plans, as well as oversees the development of our executive officers. The Committee has authority to grant stock options under our 2005 Equity Incentive Plan, 1996 Stock Option Plan, 1995 Executive Officers Stock Option Plan, and the 1995 Non-Employee Directors Stock Option Plan to all of our employees, directors, and officers, including those persons who are required to file reports pursuant to Section 16(a) of the Exchange Act. No more awards will be granted under the 1996 Stock Option Plan, the 1995 Executive Officers Stock Option Plan, or the 1995 Non-Employee Directors Stock Option Plan, as such plans have expired. The Committee will have the authority to administer and grant performance-based cash awards pursuant to the Management Incentive Plan and the equity-based awards pursuance to the 2006 Restricted Stock Plan for Non-Employee Directors if such plans are approved by the stockholders at the annual meeting. The Committee also administers our 1996 Employee Stock Purchase Plan and our Long-Term Incentive Plan. In addition, the Committee has authority to make all benefit and participation decisions under our Supplemental Retirement Plan and Long-Term Incentive Plan, except those matters that require stockholder approval. This committee met six times during fiscal 2006.

     The Board has reviewed the composition of the Executive Officer Development and Compensation Committee and has determined that all members are independent within the meaning of the listing standards of NASDAQ.

Corporate Governance and Nominating Committee
     The Corporate Governance and Nominating Committee is responsible for assisting the Board of Directors in identifying individuals qualified to become members of the Board and its committees, recommending to the Board nominees for director in connection with the Company's proxy statement and annual meeting of stockholders and assisting the Board in developing and implementing the Company's Corporate Governance Principles. The Committee also oversees the evaluation of the Board of Directors and reviews and resolves conflict of interest situations. The Corporate Governance and Nominating Committee met three times during fiscal 2006.

     The Board has reviewed the composition of the Corporate Governance and Nominating Committee and has determined that all members are independent within the meaning of the revised listing standards of NASDAQ. Stockholders wishing to recommend candidates for consideration by the Corporate Governance and Nominating Committee may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data, and qualifications. The Committee evaluates candidates for director on the basis of their understanding of marketing, finance, and the Company's business, as well as the candidate's educational and professional background.

Corporate Governance Principles

     The Board has adopted a set of Corporate Governance Principles and the Corporate Governance and Nominating Committee is responsible for overseeing the Principles and reporting recommendations to the Board concerning corporate governance matters. The Principles include the following items concerning the
Board:

     o Board Composition - The Board believes that it should be composed of no less than five and no more than eight members, a majority of which must be independent in accordance with the listing requirements of NASDAQ. The Board periodically evaluates whether a larger or smaller number of directors would be preferable.

     o Board Meetings - Independent directors meet on a regular basis apart from other Board members and management and the Chairman of the Board is responsible for setting the agenda. Directors have access to our employees to ensure that they can ask questions and obtain information necessary to fulfill their duties. Our independent directors meet periodically, but at least twice annually, in executive session with no management directors or management present.

     o Board and Committee Self-Evaluations - The Corporate Governance and Nominating Committee is responsible for conducting an annual evaluation of the performance of the full Board and reporting its conclusions to the Board. In addition, each committee is responsible for evaluating its performance annually.

Director Compensation

     Each non-employee director receives cash compensation consisting of an annual retainer of $25,000 per fiscal year and $1,500 for each board or committee meeting attended. In addition, each chairperson receives annual cash compensation of $7,500 for Audit Committee and $5,000 for Executive Officer Development and Compensation and Corporate Governance and Nominating committees. All directors are reimbursed for expenses incurred in connection with their attendance at Board or committee meetings.

     Except for Mr. Johnson, all directors are not employed by the Company and have been eligible to receive options to purchase shares of common stock pursuant to the 1995 Non-Employee Director Stock Option Plan and the 1996 Stock Option Plan. Options granted under these plans have terms of ten years, become exercisable in four equal annual installments, and are exercisable at the market price of our common stock on the date of grant. In 2006, we granted 2,000 options exercisable at $38.21 to each of Mr. Ellison, Mr. Tesler, and Mr. McClorey.

     No more option grants will be made pursuant to either the 1995 Non-Employee Director Stock Option Plan or the 1996 Stock Option Plan as such plans have expired.

     At the annual meeting, stockholders will vote to approve the 2006 Restricted Stock Plan for Non-Employee Directors which, if approved, will provide that non-employee directors will receive the following, subject to the discretion of the Executive Officer Development and Compensation Committee:

     o an initial grant of restricted shares on the date of stockholder approval of the plan equal to $45,000, based on the closing price of the Company's common stock on such date; and

     o an annual grant of restricted shares on July 15th of each year (commencing in calendar year 2007) equal to $90,000 in value, based on the closing price of the Company's common stock on the date of grant.

     The restricted shares will vest on each of the first, second, and third anniversaries of the relevant dates of grant. This change to the director's compensation will be effective upon stockholder approval of the plan at the annual meeting. See "Proposal 4 - Approval of the Vertrue 2006 Restricted Stock Plan for Non-Employee Directors" for more information.

Security Ownership of Certain Beneficial Owners and Management

The table below shows certain information based on the latest available public information, with respect to the beneficial ownership of the our common stock as of September 13, 2006 by (i) each person known by us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each director and each person nominated to become director, (iii) each of our executive officers, and (iv) all current directors and executive officers of the Company as a group:

                                                                Number of Shares      Percentage of Common
Name and Address of Beneficial Owners                         Beneficially Owned (1)   Stock Outstanding (2)
-----------------------------------------------------------  ----------------------- ------------------------
Thomas W. Smith (3)                                                       2,228,321                     23.0%
323 Railroad Avenue
Greenwich, CT 06830

Scott Vassalluzzo (4)                                                     1,491,681                     15.4%
323 Railroad Avenue
Greenwich, CT 06830

Prescott Investors, Inc.                                                  1,478,681                     15.3%
323 Railroad Avenue
Greenwich, CT 06830

Barclays Global Investors NA                                              1,229,114                     12.7%
45 Fremont Street
San Francisco, CA 94105

Neuberger Berman LLC                                                        771,400                      8.0%
605 Third Avenue
New York, NY 10158

Directors, Executive Officers and Nominees
-----------------------------------------------------------
Gary A. Johnson (5)                                                       1,175,641                     11.5%
James B. Duffy (6)                                                          348,097                      3.5%
Vincent DiBenedetto (7)                                                     181,161                      1.8%
Alec L. Ellison (8)                                                          67,634                       *
Edward M. Stern (9)                                                          52,000                       *
Michael T. McClorey (10)                                                     50,930                       *
Marc S. Tesler (11)                                                          47,093                       *
Robert Kamerschen (12)                                                       40,500                       *
Joseph E. Heid (13)                                                           2,500                       *

All current directors and executive officers as a group
(9 persons) (14)                                                          1,965,556                     18.1%

---------------------
* Less than or equal to 1%.

(1) Each person has sole investment and voting power with respect to the shares indicated, except as otherwise noted. The number of shares of common stock beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of any shares of common stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Any reference in the footnotes below to stock options held by the person in question relates to stock options that are currently exercisable or exercisable within 60 days after September 13, 2006.

(2) Calculated by taking the named persons' beneficial ownership as disclosed above as a percentage of the total number of shares outstanding of 9,682,004 as of September 13, 2006, plus any shares subject to options held by the person in question that are currently exercisable or exercisable within 60 days after September 13, 2006.

(3) Includes 1,478,681 shares held by Prescott Investors, Inc. which Mr. Smith, as investment manager for Prescott Investors, Inc., may be deemed to beneficially own.

(4) Includes 1,478,681 shares held by Prescott Investors, Inc. which Mr. Vassalluzzo, as investment manager for Prescott Investors, Inc., may be deemed to beneficially own.

(5) Includes 525,710 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006. Includes 54,000 shares held in trust for the benefit of Mr. Johnson's children. Mr. Johnson disclaims beneficial ownership of such shares.

(6) Includes 298,007 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

(7) Includes 117,820 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

(8) Includes 51,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

(9) Includes 50,000 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006 for which Mr. Stern disclaims beneficial ownership.

(10) Includes 48,300 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

(11) Includes 41,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

(12) Includes 37,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

(13) Represents shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

(14) Includes 1,172,837 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 13, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than 10% of our common stock to file reports of ownership and changes of ownership with the SEC. Executive officers, directors, and more than 10% owners of our common stock are required by the regulations promulgated by the SEC to furnish us with copies of all Forms 3, 4, and 5 filed. Based on our records and other information provided to us, we believe that our officers and directors subject to these reporting requirements filed the required reports on a timely basis for fiscal 2006.

Executive Compensation

Executive Officers
The table below lists our Chief Executive Officer and our other executive officers who served during the year ended June 30, 2006 (collectively, the "Named Executive Officers"), as well as their respective ages and positions held as of June 30, 2006:

Name                    Age       Position
----                    ---       --------
Gary A. Johnson         51        President and Chief Executive Officer, Director
James B. Duffy          52        Executive Vice President and Chief Financial Officer
Vincent DiBenedetto     49        Executive Vice President, Health and Insurance Services

     Gary A. Johnson, our co-founder, has served as President, Chief Executive Officer, and a director since our inception in 1989.

     James B. Duffy has served as our Executive Vice President and Chief Financial Officer since he joined us in 1996. Effective July 1, 2006, Mr. Duffy was appointed as our Chief Operating Officer. He will continue to serve as Executive Vice President and Chief Financial Officer in addition to his new role.

     Vincent DiBenedetto has served as our Executive Vice President, Health and Insurance Services since he joined us in 2000.

Summary of Compensation

     The table below shows certain compensation information for the fiscal year indicated with respect to our Named Executive Officers who served during the fiscal year ended June 30, 2006:

                                             SUMMARY COMPENSATION TABLE

                                                  Annual Compensation             Long-Term Compensation
                                          -----------------------------------     ----------------------
                                                                                   Securities
                                                                 Other Annual       Underlying   LTIP     All Other
                                   Fiscal                        Compensation        Options    Payouts  Compensation
Name and Principal Position         Year  Salary ($) Bonus ($)       ($)           (shares)(1)  ($) (2)     ($) (3)
--------------------------------- ------- ---------- ---------- -------------     ------------- -------- ------------

Gary A. Johnson                     2006    640,000    732,160        69,028 (4)      50,000    210,991        3,775
   President and Chief              2005    600,000    571,200       120,806 (4)      50,000          -        2,344
   Executive Officer                2004    600,000  1,227,600            (5)         42,000          -          384

James B. Duffy                      2006    430,000    295,152            (5)         20,000     82,741        3,732
   Executive Vice President and     2005    405,000    231,336            (5)         20,000          -        2,344
   Chief Financial Officer          2004    405,000    414,315            (5)         22,000          -        1,509

Vincent DiBenedetto                 2006    400,400    175,535            (5)         10,000     82,741        3,775
   Executive Vice President,        2005    400,400    150,000            (5)         15,000          -        2,344
   Health and Insurance Services    2004    400,400    119,640            (5)         10,000          -        1,509

(1) We did not grant any restricted stock awards or stock appreciation rights during the years ended June 30, 2006, 2005 and 2004.

(2) The amounts reported in this column consists of our Long-Term Incentive Plan ("LTIP"), which provides long-term incentive payments based on attainment of specified objective business performance measures over 3-year performance cycles.

(3) The amounts reported in this column consist solely of our matching contributions under the 401(k) Retirement Savings Plan.

(4) Fiscal 2006 and 2005 include $37,260 and $88,478, respectively, for Mr. Johnson's personal use of a corporate jet that we use under a flexible aircraft fractional sharing arrangement. The value of this benefit is determined based on the incremental cost invoiced for the personal use. No other amount included in this total exceeds 25% of the total reported for Mr. Johnson.

(5) In accordance with the current rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits is the lesser of $50,000 or ten percent of the total salary and bonus reported for the Named Executive Officer during the respective fiscal year ended June 30.

Option Grants

     The table below shows certain information concerning option grants during the fiscal year ended June 30, 2006 to the Named Executive Officers:

                                     OPTION GRANTS IN LAST FISCAL YEAR

                                        Individual Grants
                     --------------------------------------------------------
                        Number of                                             Potential Realizable Value at
                        Securities     Percent of Total                          Assumed Annual Rates of
                        Underlying     Options Granted to  Exercise            Stock Price Appreciation for
                          Options         Employees in      Price  Expiration        Option Term (3)
Name                 Granted (#) (1)    Fiscal Year (2)    ($/Sh)     Date        5% ($)        10% ($)
-------------------- ---------------- ------------------- -------- ---------- -------------- --------------
Gary A. Johnson               50,000                21.3%   38.21   7/6/2015      1,201,503      3,044,845
James B. Duffy                20,000                 8.5%   38.21   7/6/2015        480,601      1,217,938
Vincent DiBenedetto           10,000                 4.3%   38.21   7/6/2015        240,301        608,969


(1) These options generally vest and become exercisable in four equal annual installments (i.e., 25% per year) and expire at the earlier of either termination of employment or ten years from the grant date. In the event of a change in control of the Company, the Board has the discretion to provide that all options become exercisable in full immediately prior to such event.

(2) Based on the total of 235,000 stock options the Company granted to employees in fiscal 2006.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date these options were granted to their expiration dates. The assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future stock prices. This table does not take into account any appreciation or depreciation in the price of our common stock to date. Actual gain, if any, on stock option exercises will depend on future performance of our common stock and the date on which the options are exercised. Values shown are net of the option exercise price, but do not include deductions for tax or other expenses associated with the exercise.

Option Exercises and Holdings

     The table below shows certain information concerning aggregate exercises of stock options during the fiscal year ended June 30, 2006 by each of the Named Executive Officers and the number and value of unexercised options held by each of them on June 30, 2006:


                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                           Number of Securities       Value of Unexercised In-the-
                             Shares                                      Underlying Unexercised       Money Options at Fiscal Year-
                           Acquired on              Value              Options At Fiscal Year-End             End ($) (1)
Name                      Exercise (#)           Realized ($)        (#) Exercisable/Unexercisable    Exercisable/Unexercisable
--------------------  -------------------   ----------------------  ------------------------------   -----------------------------
Gary A. Johnson                   21,000              658,799              463,210 / 138,500            10,227,993 / 2,046,526
James B. Duffy                    78,000            2,548,259              270,507 /  61,000             5,866,637 /   928,791
Vincent DiBenedetto                  -                     -               101,570 /  33,750             2,432,550 /   534,768


(1) The per share value of unexercised in-the-money options is calculated by subtracting the per share option exercise price from the last per share sale price of the our common stock on NASDAQ on June 30, 2006 ($43.03) for those options which have an exercise price below our stock price on June 30, 2006.

                Securities Authorized for Issuance under Equity Compensation Plans


                                                                                     Number of securities
                                                       Number of         Weighted-    remaining available
                                                    securities to be      average     for future issuance
                                                      issued upon         Exercise       under equity
                                                      exercise of         price of    compensation plans
                                                      outstanding       outstanding  (excluding securities
Plan category                                           options           options      reflected in (a))
                                                    ----------------    -----------  ---------------------

                                                          (a)               (b)               (c)
Equity compensation plans approved by
   security holders                                    1,553,000        $    27.90          1,289,000
Equity compensation plans not approved
   by security holders (1)                               978,000             17.40            209,000
                                                    ----------------    -----------  ---------------------
   Total                                               2,531,000        $    23.85          1,498,000
                                                    ================    ===========  =====================

(1) These shares represent an increase in the share reserve approved by stockholders during 2002 under the 1996 Stock Option Plan. These options have an exercise price per share equal to or greater than the fair market value at the grant date and generally become exercisable over a four to five year period and expire at the earlier of termination of employment or ten years from the grant date.

Defined Benefit Plan

         We sponsor an unfunded, nonqualified defined benefit pension plan that provides retirement benefits to certain executives selected by the Executive Officer Development and Compensation Committee of the Board of Directors. The table below shows the annual benefits payable for 10 years to the Named Executive Officers assuming the required 10 years of service is attained and a normal retirement age of 60 under the terms of the defined benefit pension plan:


                      Years of
                      Accrued            Normal Annual
Name                  Service      Retirement Benefit ($) (1)
-------------------- ----------   -----------------------------
Gary A. Johnson          16                 $230,000
James B. Duffy           10                 $120,000
Vincent DiBenedetto      11                 $120,000

(1) If an individual participant were to retire at or after age 55 but before age 60, his annual retirement benefit would be 50% of the estimated normal annual retirement benefit stated above.

Long-Term Incentive Plan

         For certain executives determined by the Executive Officer Development and Compensation Committee of the Board of Directors, the LTIP provides long-term incentive payments based on attainment of specified objective business performance measures over 3-year performance cycles. Incentive awards payable to any participant with respect to any performance cycle shall not exceed $3.0 million. This plan is unfunded.




             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                            Performance or         Estimated Future Payouts under
                                 Other               Non-Stock Price-Based Plans
                             Period Until      --------------------------------------
                            Maturation or        Minimum        Target      Maximum
Name                           Payout              ($)           ($)          ($)
--------------------       ----------------    ----------     ---------    ----------
Gary A. Johnson              2006 - 2008        250,000        500,000      900,000
James B. Duffy               2006 - 2008        125,000        250,000      450,000
Vincent DiBenedetto          2006 - 2008         60,000        120,000      180,000


         Payouts for the fiscal 2006 - 2008 performance period will be determined when the performance period has been completed and will be based on growth of revenue before deferral, adjusted earnings before interest, taxes, depreciation, and amortization, and free cash flow per share. If the minimum performance level is not met, no awards will be paid. Awards earned by the Named Executive Officers under this plan for the performance period 2004 - 2006 are shown in the "LTIP Payouts" column of the Summary Compensation Table and were based on growth in revenue before deferral, cash basis operating income, and operating cash flow per share. There were no amounts paid related to fiscal 2004 or 2005 because no performance periods ended during those fiscal years.

Executive Termination Benefits Policy

         Our Executive Officer Development and Compensation Committee adopted an Executive Termination Benefits Policy, which will be effective as of October 16, 2006, for key management personnel of the Company including the Named Executive Officers unless such individual is a party to an existing employment or severance agreement with the Company or any affiliate, in which case they will not be eligible for benefits under the policy. The policy provides that in the event the participant's employment is terminated without "cause" or for "good reason" (as such terms are defined in the policy), then the participant is entitled to receive:

          (i)  between 1 and 2.99 times base salary and bonus;

          (ii) twenty-four months of medical, dental, and other group health benefits coverage as provided to similarly situated employees who continue to be employed by the Company, solely for the chief executive officer and chief operating officer of the Company;

         (iii) a supplemental retirement benefit as provided under the terms of the Company's supplemental executive retirement plan;

          (iv) a pro-rata portion of the participant's target long-term incentive award for each applicable three-year period in which the executive is participating at the time of termination; and

          (v) full vesting of all outstanding equity awards for certain participants.

         Also, in the event of a "change in control" (as defined in the policy) all outstanding equity awards will fully vest for certain participants. Such amounts are to be paid in a lump sum within ten days of the termination date, except that payment will be delayed for six months for certain individuals as required by 409A of the Internal Revenue Code. Payment of amounts under the policy are contingent on the participant signing a release of claims against the Company. The policy will terminate on July 1, 2010, unless such date is during a potential change in control period, within two years following the date of a change in control (as defined in the policy) or while the Company still has outstanding obligations under the policy.

Certain Relationships and Related Transactions

         We have a policy that all material transactions between us and our officers, directors and other affiliates must (i) be approved by a majority of the members of our Board of Directors and by a majority of the disinterested members of our Board of Directors and (ii) be on terms that are no less favorable to us than could be obtained from unaffiliated third parties.

         We engaged Jefferies & Co. for investment banking and other services during fiscal 2006, which were approved pursuant to our policy. Mr. Ellison, a board member, is the President and a Managing Director of Broadview International LLC, a division of Jeffries & Co. We incurred $44,000 of fees with Jefferies & Co. during fiscal 2006.

         For a description of option grants to some of our executive officers, see "Executive Compensation -- Option Grants."

     Report of the Executive Officer Development and Compensation Committee

         The Executive Officer Development and Compensation Committee of the Board of Directors was composed of three independent non-employee directors during fiscal 2006: Mr. Stern, Mr. Heid, and Mr. McClorey. The Executive Officer Development and Compensation Committee is responsible for developing and implementing the policies that govern both annual cash compensation and performance-based equity compensation of our executive officers.

         This report is submitted by the Compensation Committee and addresses our policies for fiscal 2006 as they applied to our senior management, including the Named Executive Officers.

Compensation Philosophy

         The objectives of the executive compensation program are to (i) align compensation with business objectives, individual performance and the interests of stockholders, (ii) motivate and reward high levels of performance, (iii) recognize and reward the achievement of Company goals and (iv) enable the Company to attract and retain key employees.

         In evaluating both individual and corporate performance for purposes of determining salary and bonus levels and stock option grants, the Committee places significant emphasis on the extent to which strategic and business plan goals are met, including the progress and success of the Company with respect to matters such as achieving operating budgets, establishing strategic marketing, distribution and development alliances, developing products and enhancing the Company's strategic position, as well as on the Company's overall financial performance.

Executive Compensation in Fiscal 2006

         The compensation programs for our executives established by the Committee consist of four elements based upon the foregoing objectives: (i) base salary and benefits competitive with the marketplace; (ii) short-term and long-term incentive bonuses based on individual and Company performance; (iii) stock-based equity incentives in the form of participation in the 2005 Equity Incentive Plan, 1996 Stock Option Plan, 1995 Executive Officers' Stock Option Plan, and the 1996 Employee Stock Purchase Plan and (iv) perquisites that in total do not exceed $50,000 in value per executive except for Mr. Johnson. The Committee believes that providing a base salary and benefits to its executive officers that are competitive with the marketplace enables the Company to attract and retain key executives. In addition, the Committee believes that bonuses based on both corporate and individual performance provide incentives to its executive officers that align their interests with those of the Company and its stockholders. The Committee generally provides executive officers discretionary stock option awards to reward them for achieving specified business objectives and to provide them with long-term ownership opportunities. In evaluating the salary level, bonuses and equity incentives to award to each current executive officer, the Committee examines the progress which the Company has made in areas under the particular executive officer's supervision, such as development or sales, and the overall performance of the Company. In addition, the Executive Officer Development and Compensation Committee has retained an independent outside compensation consulting firm, with whom the Committee meets at least annually.

         In determining the salary and bonuses of each executive officer, including the Named Executive Officers, the Committee and the Board of Directors consider numerous factors such as (i) the individual's performance, including the expected contribution of the executive officer to the Company's goals, (ii) the Company's long-term needs and goals, including attracting and retaining key management personnel, (iii) the Company's competitive position, including market data on the compensation of executive officers of comparable companies and (iv) the Company's financial performance measured against financial targets approved by the Board of Directors and the Committee. To the extent determined to be appropriate, the Committee also considers general economic conditions and the historic compensation levels of the individual.

         Stock option grants made pursuant to the 1996 Stock Option Plan in the fiscal years ended June 30, 2006, 2005, and 2004 were designed to make a portion of the overall compensation of the executive officers receiving such awards vary depending upon the performance of our common stock. As a result of the vesting schedule applicable to these stock options, these grants also serve as a means of retaining these individuals. In making stock option grants to executives, the Committee considers a number of factors, including the performance of the executive, the responsibilities of the executive and the executive's current stock or option holdings.

Benefits and Perquisites

         The Company's executive officers are entitled to receive medical benefits and life insurance benefits and to participate in the Company's 401(k) Retirement Savings Plan on the same basis as other full-time employees of the Company. Additionally, the Company's Named Executive Officers are entitled to participate in the LTIP plan and a nonqualified defined benefit retirement plan. Certain perquisites are also provided to certain executive officers, including limited personal use of a corporate jet, a car allowance, long-term care insurance and long-term disability insurance. The 1996 Employee Stock Purchase Plan, which is available to virtually all employees, including the Named Executive Officers, allows participants to purchase shares of our common stock at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

Compensation of the Chief Executive Officer in Fiscal 2006

         The compensation philosophy applied by the Committee in establishing the compensation for the Company's President and Chief Executive Officer is the same as for all senior management of the Company - to provide a competitive compensation opportunity that rewards performance.

         During fiscal 2006, Mr. Johnson served as our President and Chief Executive Officer and was paid a base salary of $640,000 and a bonus of $732,160. The Committee determined Mr. Johnson's base salary based on the same market criteria used for other senior officers. The determination of Mr. Johnson's bonus was based upon the successful attainment of specific financial goals established by the Committee. For fiscal 2006, the financial goals were based on revenue before deferral and cash operating income targets. Based on the Company's results, Mr. Johnson's bonus plan provided for a pay out of 114% of the target amount. Mr. Johnson was also granted options to purchase 50,000 shares of common stock at an exercise price of $38.21 per share under the 1996 Stock Option Plan. In addition, he earned a payout of $210,991 from the 2004 - 2006 LTIP, based on the Company's attainment of specific financial goals established by the Committee, which were revenue before deferral, cash basis operating income, and operating cash flow per share.


Compliance with Section 162(m) of the Code

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows tax deductions to publicly-traded corporations for compensation over $1.0 million paid to the corporation's Chief Executive Officer or certain of its other highly compensated employees. Qualifying performance-based compensation will not be subject to this disallowance if certain requirements are met. The Committee believes that it is in the best interests of the Company's stockholders to comply with such tax law, while still maintaining the goals of the Company's executive compensation program. Accordingly, where it is deemed necessary and in the best interests of the Company to continue to attract and retain the best possible executive talent and to motivate such executives to achieve the goals inherent in the Company's business strategy, the Committee will recommend, and the Company is expected to pay, compensation to executive officers which may exceed the limits of deductibility.


                                       EXECUTIVE OFFICER DEVELOPMENT AND
                                       COMPENSATION COMMITTEE

                                       Edward M. Stern (Chairperson)
                                       Joseph E. Heid
                                       Michael T. McClorey

                             Stock Performance Graph

         The graph below compares the cumulative total stockholder return on our common stock during the period from June 30, 2001 to June 30, 2006 with the cumulative total return over the same period of (i) the NASDAQ Total Return Index (U.S.) and (ii) the Dow Jones Consumer Services Index. This comparison assumes $100 was invested on June 30, 2001 in our common stock, the NASDAQ Total Return Index (U.S.) and the Dow Jones Consumer Services Index and assumes dividends, if any, are reinvested.

                               [GRAPHIC OMITTED]


                                                    Cumulative Total Return Data

                                      June 30,       June 30,       June 30,        June 30,        June 30,        June 30,
                                       2001            2002          2003            2004             2005            2006
                                   -------------- -------------- --------------  --------------  --------------  --------------
Vertrue Incorporated                $   100.00     $     80.08    $     85.65     $    128.00     $   168.37      $   185.96
NASDAQ Total Return Index (U.S.)    $   100.00     $     68.12    $     75.63     $     95.33     $     96.36     $   102.50
Dow Jones Consumer Services Index   $   100.00     $     81.79    $     82.10     $     93.39     $     98.83     $   102.26

                                   Proposal 2

        Approval of the Amendment to Our Certificate of Incorporation to
                         Increase Our Authorized Shares

         Our Board of Directors unanimously approved and recommended for submission to the stockholders an amendment to our Restated Certificate of Incorporation to provide for an increase in the number of shares of common stock, par value $0.01 per share, included in the authorized capital of the Company, from 40,000,000 shares to 80,000,000, subject to the affirmative vote of the holders of a majority of the shares of the Company's common stock outstanding and entitled to vote on the record date. The proposed amendment would not change the number of shares of preferred stock of the Company that is currently authorized (1,000,000 preferred shares). The text of this proposed amendment is included in the Certificate of Amendment attached as Annex B to this proxy statement.

         Our Board of Directors recommends that you vote "FOR" this proposal.

Overview

         We are required by Delaware law to obtain stockholder approval for any amendment to our Restated Certificate of Incorporation. After considering the current number of issued and outstanding common stock, our current outstanding equity obligations and various other factors discussed below, the Board has determined that it is necessary to increase the number of shares of our common stock authorized for issuance from 40,000,000 shares to 80,000,000 shares. If approved by our stockholders, the increase in authorized capital would become effective by filing the Certificate of Amendment with the Secretary of State of the State of Delaware, which we plan to do as soon as reasonably practicable after the annual meeting.

Reasons for the Proposal

         Our Board believes that the proposed amendment will both enhance our ability to respond to various corporate opportunities which may arise in the future and grant added flexibility for issuances of equity while maintaining enough shares in reserve to satisfy current obligations. As of October 6, 2006, the Company had 19,462,276 shares of common stock issued and 9,802,238 shares of common stock held in treasury. In addition, approximately 4,936,000 shares are reserved for issuance upon the exercise of stock options or conversion of our convertible notes due 2010. Unissued shares are available for issuance, from time to time, for various corporate purposes, including stock splits, stock dividends, employee benefit and compensation plans, acquisitions and public or private sales for cash as a means of raising capital. The increase in the authorized number of shares of common stock would mean that additional shares would be available for issuance from time to time at the discretion of the Board without further stockholder action, except as may be required for a particular transaction by law, the policies of NASDAQ or any contractual obligations of the Company that may be in effect at the time of issuance.

Principal Effects on the Rights of Current Stockholders

         The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. The proposal to increase the authorized capital of the Company, however, may affect the rights of the existing holders of common stock to the extent that future issuances of common stock reduce each existing stockholder's proportionate ownership and voting rights in the Company. In addition, possible dilution caused by future issuances of common stock could lead to a decrease in our net income per share in future periods and a resulting decline in the market price of our common stock. Our stockholders have no preemptive rights with respect to common stock. Thus, should the Board elect to issue additional shares with respect to common stock, existing stockholders would not have any preferential rights to purchase such shares. Although an increase in the number of authorized shares of common stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Company is not proposing this amendment to the Restated Certificate of Incorporation in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management. It is not anticipated that adoption of the amendment would have any other effects on the holders of our common stock.

                                   Proposal 3

            Approval of the Adoption of the Management Incentive Plan

         Our Board of Directors has recommended and asks that you approve the Management Incentive Plan. Our Board adopted the Management Incentive Plan on September 25, 2006, subject to stockholder approval. The Company believes that by granting cash-based performance awards, its employees will be motivated to contribute to the long-term growth and profitability of the Company and thereby increase shareholder value.

         The following is a general description of the material features of the Management Incentive Plan. A copy of the Management Incentive Plan is attached as Annex C to this proxy statement. Approval of the above proposal related to the Management Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the Company's common stock outstanding and entitled to vote on the record date. Stockholders may vote (1) "FOR," (2) "AGAINST," or (3) "ABSTAIN," from voting on Proposal 3.

         Our Board of Directors recommends that you vote "FOR" this proposal.

Purposes and Eligibility

         The purpose of the Management Incentive Plan is (i) to provide cash-based incentive compensation opportunities based on the achievement of specified performance goals to certain employee directors, officers, and employees of the Company and its subsidiaries to incentivize such individuals to contribute to the long-term growth and profitability of the Company and (ii) to assist the Company with attracting, retaining, and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its subsidiaries. The Executive Officer Development and Compensation Committee of the Board has the authority and discretion to designate the employees who are eligible for an award under the Management Incentive Plan, subject to the terms of the plan. The Executive Officer Development and Compensation Committee is referred to herein as the "committee". As of September 25, 2006, approximately 375 individuals were eligible to receive awards under the Management Incentive Plan.

Effective Date

         If approved by the stockholders, the Management Incentive Plan would become effective for the Company's fiscal year 2007.

Maximum Dollar Amount of Awards

         A maximum of $3,000,000 for each annual fiscal year performance period may be awarded to any one participant who is subject to Section 162(m) of the Internal Revenue Code.

Performance Awards

         The committee may grant annual incentive performance awards to eligible individuals in its sole discretion. Such awards will be payable in cash at the end of each annual performance period. Payment will be contingent upon the achievement of pre-established performance goals (as discussed below) by the end of the annual performance period. The committee will assign a target amount within an eligibility scale that will be payable to each participant if the performance goals are achieved. The committee has the sole authority to determine the range of the payment values of an award and the performance goals that must be achieved before payment will be made. In general, a participant will not be entitled to payment of an incentive performance award unless the participant is continuously employed by the Company until the end of the annual performance period, except in cases of the participant's death, total disability, retirement, or resignation for "good reason" (as defined below). In the case of retirement or resignation for good reason, the participant will be entitled to receive a payment equal to 100% of the target amount pro-rated based on the number of full calendar months of active employment during that performance period. In the event of death or total disability during a performance period, the Participant will be entitled to receive a payment equal to 100% of the target amount such performance period. Such amount will not be subject to pro-ration.


         For purposes of the Management Incentive Plan, "good reason" means either: (i) a failure by the Company to pay material compensation or benefits due and payable to the participant in connection with his or her employment or
(ii) a change in the participant's principal work location which would require a participant to commute 50 miles more each way compared to the distance commuted just prior to such change.

Performance Goals
         The Management Incentive Plan contains provisions intended to enable compensation paid to those executive officers whose compensation is subject to the deduction limitations of Section 162(m) of the Internal Revenue Code to qualify as "performance-based compensation" that will be fully deductible by the Company. At the beginning of each annual performance period, the committee will establish objective business performance goals for the performance period. The goals will be comprised of specified levels of one or more of the following criteria as determined in the discretion of the committee: net income growth; cash flow growth; sales growth; pre-tax or post-tax profit levels; expense reduction levels; implementation of critical projects or processes; free cash flow; free cash flow per share; cash flow per share, earnings per share; net earnings per share; total stockholder return; return on assets; return on equity; market price of the Company's common stock; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; revenue; and revenue before deferral. In addition, for any awards not intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, the committee may establish performance targets based on other performance goals as it deems appropriate. The performance goals may be based on objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable subsidiary, division, department, region, function, or business unit) or measured relative to selected peer companies or a market index. Final award payments, if any, will be payable to the participants in a single cash payment as soon as practicable after the end of the performance period. Award payments may be greater than the target amount, but may not exceed two hundred percent (200%) of the target amount if an individual participant's performance exceeds such participant's performance goals. The committee retains the right to reduce any award if it believes that individual performance does not warrant the award calculated by reference to the result or for other legitimate business reasons.

Change in Control

         Upon a change in control (as defined below) of the Company, the amount payable to a participant for each uncompleted performance period as of the date of the change in control will be equal to 100% of the participant's target amount, prorated based on the number of full calendar months completed during such performance period. This amount will be paid in cash to the participant as soon as practicable but no later than thirty days after such event.

         For purposes of the Management Incentive Plan, "change in control" generally means any of the following:

         (i) after the effective date of the plan, any transfer to, assignment to, or any acquisition by any person, corporation or other entity, or group thereof, of the beneficial ownership of any securities of the Company, which transfer, assignment or acquisition results in such person, corporation, entity, or group thereof, becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

         (ii) a majority of members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election; or

         (iii) any person, corporation or other entity, or group thereof acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than seventy-five percent (75%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or

         (iv) the stockholders of the Company approve a plan of complete liquidation of the Company.

         However, none of these events will constitute a change in control for purposes of the plan unless such event also constitutes a "change in ownership," "change in effective control," or "change in the ownership of a substantial portion of the Company's assets" as defined under Section 409A of the Internal Revenue Code.

Adjustment of Awards

         The committee will have the right (to the extent permitted by Section 162(m) of the Internal Revenue Code for awards intended to be subject to Section 162(m)) to adjust the performance goals and the target amounts (either up or down) during a performance period, if it determines that external changes or other unanticipated business conditions have materially affected the fairness of the performance goals and the Company's ability to meet them. In addition, performance goals and final award payment amounts will be calculated (to the extent permitted by Section 162(m) of the Internal Revenue Code for awards intended to be subject to Section 162(m)) without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after the performance goals or target amounts have been established.

Amendment

         Our Board may amend, suspend, or terminate the Management Incentive Plan at any time. However, no termination, amendment, or suspension may materially and adversely alter or impair the rights of a participant in any award previously earned under the plan without the consent of the participant. Our Board of Directors, however, may amend the plan or any award without the consent of a participant to comply or take into account changes in applicable tax laws, accounting rules and other applicable laws, rules and regulations or to ensure that an award is not subject to interest and penalties under Section 409A of the Internal Revenue Code.

Plan Benefits

         Because awards under the Management Incentive Plan are determined by the committee in its sole discretion, the Company cannot determine the benefits or amounts that will be received or allocated in the future under the Management Incentive Plan.

                                   Proposal 4

         Approval of the Adoption of the 2006 Restricted Stock Plan for
                             Non-Employee Directors


         Our Board of Directors has recommended and asks that you approve the 2006 Restricted Stock Plan for Non-Employee Directors. Our Board adopted the plan on September 25, 2006, subject to stockholder approval. The Board periodically assesses director compensation in light of market practices and the practices of the Company's peer companies. In connection with this assessment, the Board's outside consultant recommended that the total amount of the compensation package of the Board be increased, especially in light of the time and work commitment required of directors. The outside consultant recommended that this increase take the form of additional equity-based compensation to reflect the trend towards giving directors a greater equity stake. In addition, this plan will replace our 1995 Non-Employee Director Stock Option Plan and the 1996 Stock Option Plan. The Board approved the change to director compensation and adopted the 2006 Restricted Stock Plan for Non-Employee Directors, subject to stockholder approval, and believes that this change will allow the Company to be competitive in attracting and motivating directors.

         The following is a general description of the material features of the 2006 Restricted Stock Plan for Non-Employee Directors. A copy of the plan is attached as Annex D to this proxy statement. Approval of the above proposal related to the 2006 Restricted Stock Plan for Non-Employee Directors will require the affirmative vote of the holders of a majority of the shares of the Company's common stock outstanding and entitled to vote on the record date. Stockholders may vote (1) "FOR," (2) "AGAINST," or (3) "ABSTAIN," from voting on Proposal 4.

         Our Board of Directors recommends that you vote "FOR" this proposal.

Purpose and Eligibility

         The purpose of the 2006 Restricted Stock Plan for Non-Employee Directors is (i) to attract, retain, and motivate highly qualified persons who are not employees of the Company or any of its subsidiaries to serve as directors of the Company and (ii) to encourage them to make a maximum contribution to the success of the Company and its subsidiaries and to further align their interests with those of stockholders of the Company. Awards under the 2006 Restricted Stock Plan for Non-Employee Directors may be granted only to members of our Board who are not employees of the Company or any of its subsidiaries. We refer to these members of our Board of Directors herein as "non-employee directors". As of September 25, 2006, the Company had six non-employee directors.

Administration

         The Executive Officer Development and Compensation Committee will administer the 2006 Restricted Stock Plan for Non-Employee Directors, referred to herein as the "committee". The committee will determine all questions of interpretation, administration, and application of the 2006 Restricted Stock Plan for Non-Employee Directors. The committee's determinations shall be final and binding in all matters relating to the plan. The committee may authorize any officer of the Company to execute and deliver an agreement on behalf of the Company to a participant in the plan.

Effective Date

         The effective date of the 2006 Restricted Stock Plan for Non-Employee Directors is the date of stockholder approval of the plan.

Common Stock Subject to the Plan

         A maximum of 150,000 shares of the Company's common stock may be issued under the 2006 Restricted Stock Plan for Non-Employee Directors. The shares subject to the plan will be made available from authorized but unissued shares of the Company's common stock or from shares of the Company's common stock issued and held in the treasury of the Company. For purposes of determining the number of shares that remain available for issuance under the 2006 Restricted Stock Plan for Non-Employee Directors, the number of shares corresponding to awards under the plan that are forfeited or expire for any reason without having been settled or delivered will be added back to the number of shares that remain available for issuance and again be available for the grant of awards under the plan. The number of shares remaining available for issuance will be reduced by the number of shares subject to outstanding awards under the plan. The number and kind of securities authorized for issuance under the 2006 Restricted Stock Plan for Non-Employee Directors shall be equitably adjusted by the committee in the event of a stock split, reverse stock spit, stock dividend, recapitalization, reorganization, reclassification, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, or any similar corporate transaction affecting the Company's common stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the plan.

Restricted Shares

         The number of restricted shares that shall be granted to each non-employee director shall be determined by the committee from time to time. It is currently anticipated that, as of the effective date of the plan, each person who is or, for the first time becomes, a non-employee director on or subsequent to the date of shareholder approval of the 2006 Restricted Stock Plan for Non-Employee Directors will be granted an initial grant of restricted shares under the plan determined by dividing (i) $45,000 by (ii) the fair market value of one share of the Company's common stock on the date of grant. Such initial grant shall be pro-rated where such grant is made after the beginning of the Company's fiscal year, except that the initial grant made on the date of stockholder approval of the Plan shall not be pro-rated. In addition, it is currently anticipated that on July 15, 2007 and each subsequent anniversary of that date, each non-employee director will automatically be granted an annual grant of restricted shares under the plan. The number of restricted shares that will be granted to each non-employee director pursuant to each annual grant, will be determined by dividing (i) $90,000 by (ii) the fair market value of one share of the Company's common stock on the date of grant. In addition to the initial grant and annual grants, the committee, in its discretion, may award additional restricted shares to a non-employee director to award an exceptional contribution made by the non-employee director to the Company. A participant will have all rights of a stockholder as to restricted shares (including, to the extent applicable, the right to receive dividends and to vote) except that none of the restricted shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of unless and until the shares have vested.

         The initial grant and each annual grant of restricted shares under the plan will vest in equal annual installments on each of the first, second, and third anniversaries of the date of grant and all restrictions on such shares shall lapse. If the services of a participant as a director of the Company terminate due to the retirement of the participant as required by the age limitation for directors of the Company, all of the participant's unvested restricted shares will vest and be delivered to the participant and all restrictions under the plan and the award agreement covering the restricted shares shall lapse. If the services of a participant as a director of the Company terminate for any other reason, the participant will forfeit all unvested restricted shares as of the date of termination, unless a majority of the Board determines otherwise.

Change in Control

         In the event of a change in control of the Company, all restricted shares will vest and be delivered to participants and all restrictions under the plan and the award agreement covering the restricted shares will lapse. For purposes of the 2006 Restricted Stock Plan for Non-Employee Directors, "change in control" generally means any of the following:

         (i) after the effective date of the plan, any transfer to, assignment to, or any acquisition by any person, corporation or other entity, or group thereof, of the beneficial ownership of any securities of the Company, which transfer, assignment or acquisition results in such person, corporation, entity, or group thereof, becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

         (ii) a majority of members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election; or

         (iii) any person, corporation or other entity, or group thereof acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than seventy-five percent (75%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or

         (iv) the stockholders of the Company approve a plan of complete liquidation of the Company.

         However, none of these events will constitute a change in control for purposes of the plan unless such event also constitutes a "change in ownership," "change in effective control," or "change in the ownership of a substantial portion of the Company's assets" as defined under Section 409A of the Internal Revenue Code, with respect to any award subject to Section 409A.

Amendment and Termination

         The committee may at any time terminate or, from time to time, amend, modify or suspend the 2006 Restricted Stock Plan for Non-Employee Directors. However, no termination, amendment, modification or suspension will be effective without the approval of the stockholders of the Company if their approval is required by law or under the rules of the National Association of Securities Dealers' Automated Quotation System. In addition, no termination, amendment, modification or suspension of the plan may materially and adversely alter or impair the rights of a participant in any award previously made under the plan without the consent of the holder of the award. The committee, however, may amend the plan or any award under the plan without the consent of a participant to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations or to ensure that an award is not subject to interest and penalties under Section 409A of the Internal Revenue Code. Unless earlier terminated in accordance with above, the Plan will terminate on the tenth anniversary of the effective date of the Plan, and no further awards may be granted under the Plan after the date of termination of the Plan but vesting will continue.

Plan Benefits

         As described above, non-employee directors will receive an initial grant of restricted shares on the date of stockholder approval of the 2006 Restricted Stock Plan. Based on the closing price of a share of Company common stock on October 6, 2006 of $42.50, the estimated number of shares that the Company would expect to allocate to the non-employee directors pursuant to the initial grant on the date of stockholder approval is 1,059 shares. However, because the first annual grant is not until July 15, 2007 and each anniversary thereof, and due to the possible fluctuation in stock price, and because the Committee may determine the number of restricted shares to grant pursuant to the plan, we can not determine the amounts that will be received or allocated in the future pursuant to the annual grants to non-employee directors or pursuant to subsequent initial grants to new non-employee directors under the 2006 Restricted Stock Plan. Only non-employee directors are eligible to receive grants under the 2006 Restricted Stock Plan. No officers or employees of the Company are eligible to participate in the 2006 Restricted Stock Plan and, therefore, no benefit will accrue to such persons.

                                   Proposal 5

Ratification of the Selection of Independent Registered Public Accounting Firm

         Our Board, at the recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the fiscal year ending June 30, 2007. PwC has served as our independent registered public accounting firm since 1990. If this proposal is not approved at the annual meeting, the Board may reconsider its selection of PwC.

         Representatives of PwC are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

         Our Board of Directors recommends that you vote "FOR" this proposal.

Fees Paid to PwC

         The table below provides a summary of the aggregate fees billed to us related to fiscal years 2006 and 2005 by PwC for professional services:

                                    2006            2005
                              ---------------- ---------------
Audit fees                        $ 1,005,000     $   905,000
Audit related fees                     93,000         128,000
Tax fees                              213,000         232,000
Other                                       -               -
                              ---------------- ---------------
Total fees                        $ 1,311,000     $ 1,265,000
                              ================ ===============



         Audit fees - These are fees for professional services performed by PwC for the integrated audit of our financial statements and internal control over financial reporting and review of financial statements included in our 10-Q filings, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

         Audit related fees - These are fees for assurance and related services performed by PwC that are related to the performance of the audit or review of our financial statements. This includes: employee benefit plans, attestations that are not required by statute or regulation, due diligence related to mergers and acquisitions, and consulting on financial accounting and reporting standards.

         Tax fees - These fees are for tax compliance services, including the preparation of tax returns and tax advisory services.

         Other fees - These fees are for research and other software purchased by us from PwC.



Pre-Approval Policies and Procedures

         The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis.

                          Report of the Audit Committee

         The Audit Committee of the Board reviews our financial reporting process on behalf of the Board and operates under a written charter adopted by the Board. The adequacy of the charter is evaluated annually.

         The Audit Committee consists of Mr. Heid, Mr. Kamerschen, and Mr. Tesler, none of whom is an officer or employee of the Company and all of whom are independent within the meaning of the applicable rules governing audit committees. The Board has determined that Mr. Heid is an audit committee financial expert, as defined by SEC guidelines.

         Management is responsible for preparing our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, for establishing and maintaining adequate internal control over financial reporting and for evaluating the effectiveness of the Company's internal control over financial reporting. PwC, our independent registered public accounting firm, is responsible for performing an independent integrated audit of our consolidated financial statements and its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit. The Audit Committee is responsible for appointing, monitoring and managing the independent registered public accounting firm.

         In carrying out its duties, the Audit Committee reviewed and discussed with management and PwC our audited consolidated financial statements as of and for the fiscal year ended June 30, 2006, management's assessment of the effectiveness of the Company's internal control over financial reporting and the PwC's evaluation of our internal control over financial reporting. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also discussed with PwC matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees, as amended."

         In addition, the Committee has discussed with PwC, their independence from the Company and its management, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

         The Audit Committee discussed with PwC the overall scope and plans for its audit. The Audit Committee meets with PwC, with and without management present, to discuss the results of its examination, the evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements and management's assessment of internal control over financial reporting be included in our annual report on Form 10-K for the year ended June 30, 2006, for filing with the Securities and Exchange Commission. The Audit Committee and the Board appointed the selection of PwC to audit our financial statements for fiscal year ending June 30, 2007, subject to stockholder approval.

                                                AUDIT COMMITTEE

                                                Joseph A. Heid (Chairperson)
                                                Robert Kamerschen
                                                Marc S. Tesler

                                 Code of Conduct

         We have a Code of Conduct that requires all employees and directors, including the Named Executive Officers and senior management, to read and to adhere to the Code of Conduct in discharging their responsibilities. Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Code of Conduct was filed as Exhibit 14 to our quarterly report on Form 10-Q filed on May 14, 2004.

                                  Other Matters

         The Board does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                              Solicitation Expenses

         We will bear the costs of soliciting proxies for the meeting. In addition to solicitations by mail, our directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and we will reimburse them for out-of-pocket expenses incurred on behalf of us.

                             Stockholders' Proposals

         If you wish to submit a proposal to be included in the proxy statement for our 2007 annual meeting, you must deliver the proposal to us no later than June 1, 2007. All proposals must be in writing and sent to: General Counsel, 20 Glover Avenue, Norwalk, CT, 06850.

         For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at our 2007 annual meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on September 3, 2007 and advise stockholders in the 2007 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on September 3, 2007. Notices of intention to present proposals at the 2007 annual meeting should be in writing and sent to: General Counsel, 20 Glover Avenue, Norwalk, CT, 06850.

                          Communications with the Board

         The Company's Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters. If you have questions or need more information about the meeting or any of the matters described in this proxy statement, please write to: General Counsel, 20 Glover Avenue, Norwalk, CT, 06850. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the General Counsel, to be inappropriate for submission to the intended recipient(s).


                                       By Order of the Board of Directors,

                                       /s/ James B. Duffy
                                       James B. Duffy
                                       Secretary
October 12, 2006

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU MAY VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY CARD, SIGNING AND DATING IT, AND MAILING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                         ANNEX A


                              Vertrue Incorporated

                             Audit Committee Charter


I.       Purpose

         The purpose of the Audit Committee is to assist the board of directors in fulfilling its responsibilities to oversee the Company's financial reporting process, including monitoring the integrity of the Company's financial statements and the independence, qualifications and performance of the Company's external auditors.

II.      Responsibilities and Duties

         In furtherance of its purpose, the Committee shall have the following authority and responsibilities:

         (i) Recommend to the board for selection and stockholder ratification, the independent registered public accounting firm to examine the Company's accounts, controls and financial statements;

         (ii) The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee shall pre-approve any non-audit service provided by the Company's independent auditor.

         (iii) Determine whether to recommend to the board that the Company's annual financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or NASDAQ requirements, should be approved. To carry out this responsibility, the Audit Committee shall:

                  - review and discuss the audited financial statements with management and the independent auditors;

                  - discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61;

                  - review and discuss with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence and, where appropriate, recommend that the board of directors take appropriate action in response to the disclosures to satisfy itself of the independence of the Company's independent auditors;

                  - based upon the reviews and discussions, issue its report for inclusion in the Company's Proxy Statement;

                  - meet with the independent auditors without the presence of management to review the Company's accounting practices, internal accounting controls and such other matters as the Committee deems appropriate;

                  - regularly report to the board of directors its conclusions with respect to the matters that the Committee has considered;

                  - resolve disagreements between management and the auditor regarding financial reporting; and

                  - establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for establishing the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         (iv) To review the Company's financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Company's financial statements, including alternatives to, and the rationale for, the decisions made.

         (v) While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting audits and interim reviews or for determining whether the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Similarly, it is not the Committee's responsibility to ensure that the Corporation complies with all laws and regulations, policies, procedures and practices, including conflict of interest policies.

III.     Advisors

                  The Committee shall have the exclusive authority, at the Company's expense, to retain (including authority to approve fees and other retention terms) such independent consulting, legal and other advisors as it shall deem appropriate to fulfill its responsibilities without management or board approval.

IV.      Meetings

         The Committee shall meet at least four times annually, or more frequently if circumstances dictate. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least seventy-two hours prior to the meeting. Two members shall constitute a quorum. If a quorum is present, a majority of the members present shall decide any question brought before the Committee.

V.       Minutes

         The Committee will keep minutes of each meeting. The minutes will be kept by the Chief Financial Officer or by a member of the Committee.

VI.      Committee Chair

         The Committee chair will be a director appointed by the board on the recommendation of the Corporate Governance and Nominating Committee. If the Committee chair is absent from a meeting, another member of the Committee will act as chair.

VII.     Term

         Members will be appointed by the board for a one-year term or until a successor is appointed and qualified upon the recommendation of the Corporate Governance and Nominating Committee. The Board will fill vacancies on the Committee and may remove a Committee member from the Committee at any time without cause.

VIII.    Number of Members

         The Committee shall consist of at least three members as the board shall from time-to-time determine.

IX.      Membership

         All of the members of the Committee shall be independent as determined by the board applying the definition of (i) "independent director" as established by the Nasdaq Stock Market, Inc. ("NASDAQ"); (ii) "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and the rules promulgated thereunder as well as the Sarbanes-Oxley Act of 2002; and (iii) "outside director" under Section 162(m) of the Internal Revenue Code of 1986 and the rules promulgated thereunder, all as amended from time-to-time. Further, each member shall meet all applicable requirements of the Audit Committee Policy of the New York Stock Exchange with respect to independence and financial expertise and at least one member shall be an audit committee financial expert as defined by rules promulgated by the Securities Exchange Commission.

X.       Subcommittees

         The Committee may delegate authority and responsibilities to subcommittees as it deems proper.

XI.      Non-member Attendance

         The Chief Financial Officer will be invited to each meeting; however, the Committee will meet at least twice a year without executive or senior management participation. Attendance may be by telephone as provided in the Company's bylaws.

XII.     Amendment and Revision

         Not less than annually, the Committee will review this charter and recommend to the board any changes it deems advisable. The board may, at any time (acting on its initiative, or on recommendation of the Committee), amend this charter.

XIII.    Agenda

         The agenda for each meeting will be set by the Committee chair after conferring with the other Committee members and with the appropriate members of management.

XIV.     Board Reports

         The Committee will inform the board from time-to-time and when appropriate of the actions it has taken in fulfillment of the Committee's responsibilities under this charter.

XV.      Performance Review

         The Committee will annually review its performance, which will include eliciting input from management and the board on the performance of the Committee. The Committee will report the results of such self-assessment to the board.

                                                                         ANNEX B

         Proposed Amendment to the Restated Certificate of Incorporation

                           Certificate of Amendment to
                    Restated Certificate of Incorporation of
                              Vertrue Incorporated


       Vertrue Incorporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:


       FIRST, the name of the Corporation is Vertrue Incorporated.


       SECOND, the amendment to the Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.


       THIRD, the Restated Certificate of Incorporation of the Corporation is hereby amended so that the first sentence of Article IV shall read in its entirety as follows:


         "The total number of shares of all classes of stock which the Corporation has authority to issue is eighty-one million (81,000,000) shares, consisting of eighty million (80,000,000) shares of common stock, par value of One Cent ($0.01) per share (the "Common Stock"), and One Million (1,000,000) shares of preferred stock, par value of One Cent ($0.01) per share (the "Preferred Stock")."

                                                                         ANNEX C
                              Vertrue Incorporated

                            Management Incentive Plan


1.       Purposes of the Plan


         The purposes of the Plan are to (a) promote the long-term success of the Company and its Subsidiaries and to increase shareholder value by providing Eligible Individuals with incentives to contribute to the long-term growth and profitability of the Company by granting them performance-based awards and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Subsidiaries.


2.       Definitions and Rules of Construction


         (a) Definitions. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:


         "Affiliate" means any Parent or Subsidiary and any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.


         "Award" means performance-based cash awards granted to Eligible Individuals pursuant to the terms of the Plan.


         "Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Exchange Act.


         "Board" means the Board of Directors of the Company, as constituted from time to time.


         "Change in Control" means:


         (i) after the Effective Date, any transfer to, assignment to, or any acquisition by any person, corporation or other entity, or group thereof, of the beneficial ownership, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, of any securities of the Company, which transfer, assignment or acquisition results in such person, corporation, entity, or group thereof, becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or


         (ii) a majority of members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election; or


         (iii) Any person, corporation or other entity, or group thereof acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than seventy-five percent (75%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or


         (iv) The stockholders of the Company approve a plan of complete liquidation of the Company.

         Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and the payment of which will accelerate upon a Change in Control, no event set forth herein will constitute a Change in Control for purposes of the Plan unless such event also constitutes a "change in ownership," "change in effective control," or "change in the ownership of a substantial portion of the Company's assets" as defined under Section 409A of the Code and the regulations and guidance promulgated thereunder.


         "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.


         "Committee" means Executive Officer Development and the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act; provided, however, that if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code and
Section 16(b) of the Exchange Act, the Committee may determine that any actions taken or Awards granted by the Committee will not be invalidated by such failure to so qualify.

         "Company" means Vertrue Incorporated, a Delaware corporation and, where the context so requires, all present and future Subsidiaries of the Company, or any successor to all or substantially all of the Company's business that adopts the Plan.

         "EBITDA" has the meaning set forth in Section 5(a) of the Plan.

         "Effective Date" means the date on which the Plan is adopted by the Board or the Committee.

         "Eligible Individuals" means the individuals described in Section 4(a) of the Plan who are eligible for Awards under the Plan.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Good Reason" means any of the following: (i) a failure by the Company to pay material compensation or benefits due and payable to the Participant in connection with his or her employment; or (ii) a change in the Participant's principal work location which would require the Participant to commute 50 miles more each way compared to the distance commuted just prior to the Change in Control.

         "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.

         "Participant" means an Eligible Individual who has been granted an Award under the Plan.

         "Performance Goal" means the individual and/or Company performance measures established by the Committee.

         "Performance Period" means the annual fiscal year period established by the Committee over which Performance Goals are measured.

         "Person" means any person, entity or "group" within the meaning of
Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

         "Plan" means the Vertrue Incorporated Management Incentive Plan, as amended or restated from time to time.

       "Retirement" means a Participant's retirement from employment with the Company after attaining age 55 and completing at least 10 years of service (as determined under the Company's tax-qualified retirement plan).

         "Subsidiary" means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

         "Target Amount" means the target cash amount (within an eligibility scale) established by the Committee for a Participant to potentially earn for a Performance Period.

       "Total Disability" means a Participant who has suffered a total or permanent disability as determined under the Company's long term disability benefits plan.

         (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.


3.       Administration


         (a) Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:


         (i) select the Participants from the Eligible Individuals;


         (ii) grant Awards in accordance with the Plan;


         (iii) determine the Target Amount in connection with an Award;


         (iv) determine the terms and conditions of each Award, including, without limitation, those related to payment, Performance Periods, Performance Goals, and, subject to Section 5(d), the effect, if any, of a Change in Control of the Company;


         (v) subject to Sections 9 and 10(g) of the Plan, amend the terms and conditions of an Award after the granting thereof;


         (vi) specify and approve the provisions of any documentation delivered to Participants in connection with their Awards and construe and interpret any such documentation;


         (vii) make factual determinations in connection with the administration or interpretation of the Plan;


         (viii) prescribe, amend and rescind administrative regulations, rules and procedures relating to the Plan;


         (ix) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;


         (x) vary the terms of Awards to take account of tax or accounting laws or regulations and other regulatory requirements;


         (xi) correct any defects, supply any omission or reconcile any inconsistency in the Plan; and


         (xii) make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.


         (b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.


         (c) Determinations of Committee Final and Binding. All determinations by the Committee or its delegate in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.


         (d) Delegation of Authority. To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons it deems appropriate under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority
(i) to make Awards to employees (A) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code or (B) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 9 of the Plan. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(d).

         (e) Liability of Committee. Subject to applicable laws, rules and regulations: (i) no member of the Board or Committee or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and (ii) the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan, except where such liability results directly from such person's fraud, willful misconduct or failure to act in good faith. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company's officers or employees, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.


4.       Eligibility


         (a) Eligible Individuals. Awards may be granted to officers, employees or employee directors of the Company or any of its Subsidiaries. The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the terms of Awards to be granted to each such Participant.


         (b) No right to Participate. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may designate an Eligible Individual as a Participant for overlapping periods of time.


5.       Awards in General

         (a) Performance Goals. The Committee shall determine in its sole discretion whether any Eligible Individual shall have the opportunity to earn incentive compensation under the Plan during any Performance Period. If the Committee decides to offer such opportunity to one or more Eligible Individuals, then the Committee shall determine whether any Award under the Plan is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Goals to the extent required by Section 162(m) of the Code and will be subject to all other conditions and requirements of Section 162(m). The Performance Goals will be comprised of specified levels of one or more of the following performance criteria as the Committee deems appropriate: net income growth; cash flow growth; sales growth; pre-tax or post-tax profit levels; expense reduction levels; implementation of critical projects or processes; free cash flow; free cash flow per share; cash flow per share, earnings per share; net earnings per share; total stockholder return, return on assets; return on equity; market price of the Company's Common Stock; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; revenue; and revenue before deferral. In addition, for any Awards not intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee may establish performance targets based on other Performance Goals as it deems appropriate. The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index. The applicable Performance Goals will be established by the Committee prior to the commencement of the applicable Performance Period (or such later date permitted by Section 162(m) of the Code). Each Participant will be assigned a Target Amount payable if Performance Goals are achieved. With respect to Awards intended to be subject to Section 162(m) of the Code, any payment of an Award shall be conditioned on the written certification of the Committee that the Performance Goals and any other material conditions of the Award were satisfied. Final Award payments, if any, will be payable to the Participant in a single cash payment as soon as practicable after the end of the Performance Period. If a Participant's performance exceeds such Participant's Performance Goals, Awards may be greater than the Target Amount, but may not exceed two hundred percent (200%) of such Participant's Target Amount. The Committee retains the right to reduce any Award if it believes that individual performance does not warrant the Award calculated by reference to the result or for other legitimate business reasons.

         (b) Limitations on Awards. The maximum amount of an Award that may be payable under the Plan to any Participant who is subject to Section 162(m) of the Code for any Performance Period shall be $3,000,000.

         (c) Termination of Employment. (i) Except as otherwise provided in this
Section 5(c), a Participant will not be entitled to payment for a Performance Period and will forfeit all rights to any Award for such Performance Period unless such Participant has remained continuously employed by the Company until the end of the Performance Period.


         (ii) In the event that a Participant's employment is terminated by reason of the Participant's Retirement, or by the Participant for Good Reason, the Participant will be entitled to an Award/payment equal to 100% of such Participant's Target Amount for the Performance Period pro-rated based on the number of full calendar months of active employment completed during such uncompleted Performance Period.


         (iii) In the event that a Participant's employment is terminated by reason of such Participant's death or Total Disability, the Participant or his or her designated beneficiary or legal representative will be entitled to an Award/payment equal to 100% of such Participant's Target Amount for the Performance Period which shall not be pro-rated for such Performance Period.


         (d) Change in Control. In the event of a "Change in Control" of the Company, outstanding Awards granted under the Plan shall be payable as follows:

                  The Award/payment to a Participant for any uncompleted Performance Period as of the date of the Change in Control will be equal to 100% of such Participant's Target Amount for the Performance Period pro-rated based on the number of full calendar months of active employment completed during such uncompleted Performance Period. Such amount shall be paid to each Participant as soon as practicable, but no later than 30 days, after such event.

6.       Non-Transferability of Rights


         Except as expressly provided by the Committee, a Participant's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in an event of the participant's death), including, but not limited to, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such rights or interests of any participant under the Plan shall be subject to any obligation or liability of such participant other than any obligations or liabilities owed by the Participant to the Company.


7.       Adjustment of Awards

         The Committee shall have the right (to the extent permitted by Section 162(m) of the Code and the regulations and interpretative rulings thereunder for Awards intended to be subject to Section 162(m) of the Code) to adjust the Performance Goals and the Target Amounts (either up or down) during a Performance Period, if it determines that external changes or other unanticipated business conditions have materially affected the fairness of the Performance Goals and the Company's ability to meet them. In addition, Performance Goals and final award payment amounts will be calculated (to the extent permitted by Section 162(m) of the Code and the regulations and interpretative rulings thereunder for Awards intended to be subject to Section 162(m) of the Code) without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after the Performance Goals or Target Amounts have been established.

8.       Effective Date


         The Plan shall become effective on the Effective Date, subject to approval by the shareholders of the Company.


9.       Amendment and Termination


         Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time, amend, modify or suspend the Plan. No termination, amendment, modification or suspension of the Plan shall materially and adversely alter or impair the rights of a Participant in any Award previously earned under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, or take into account changes in, applicable tax laws, accounting rules and other applicable laws, rules and regulations or (b) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code.


10.      Miscellaneous


         (a) Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

         (b) No Right to Awards or Employment. No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other Affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other Affiliate thereof to terminate the employment of such Eligible Individual at any time. No Award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and the Subsidiaries, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.


         (c) Section 162(m) of the Code. With respect to Awards intended to qualify under 162(m) of the Code, the Plan is intended to comply in all respects with Section 162(m) of the Code.


         (d) Satisfaction of Obligations. Subject to applicable law, the Company may apply any amount received upon payment of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise, including, without limitation, or any tax obligations.


         (e) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent any person acquires any right to receive payments hereunder, such rights shall be no greater than those of a general unsecured creditor of the Company.


         (f) Headings. The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

         (g) Section 409A of the Code. If any provision of the Plan contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or would cause an Award to be subject to interest and penalties under Section 409A of the Code, such provision of the Plan may be modified by the Committee to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A or the regulations or guidance promulgated thereunder.

         (h) Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

                                                                         ANNEX D

                              Vertrue Incorporated

              2006 Restricted Stock Plan for Non-Employee Directors

                                    Article I
                                     General

Section 1.1 Purpose.

         The purpose of the Vertrue Incorporated 2006 Restricted Stock Plan for Non-Employee Directors (the "Plan") is to attract, retain and motivate highly qualified persons who are not employees of Vertrue Incorporated, a Delaware corporation (the "Company"), or any of its Subsidiaries to serve as directors of the Company and to encourage them to make a maximum contribution to the success of the Company and its Subsidiaries and to further align their interests with those of shareholders of the Company.

Section 1.2 Definitions.

         As used in the Plan, the following terms shall have the following meanings:

         a) "Agreement" means the written agreement or certificate or other documentation governing an Award under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

         b)       "Annual Grant" has the meaning set forth in Section 2.1.

         c) "Award" means the Restricted Shares granted to Participants in accordance with Section 2.1.

         d) "Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Exchange Act.

         e)       "Board" means the Board of Directors of the Company.

         f)       "Change of Control" means any of the following:

                  i) any transfer to, assignment to, or any acquisition by any person, corporation or other entity, or group thereof, of the beneficial ownership, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, of any securities of the Company, which transfer, assignment or acquisition results in such person, corporation, entity, or group thereof, becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

                  ii) a majority of members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election; or

                  iii) any person, corporation or other entity, or group thereof acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than seventy-five percent (75%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or

                  iv) the stockholders of the Company approve a plan of complete liquidation of the Company.

         Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and the payment or settlement of which will accelerate upon a Change in Control, no event set forth herein will constitute a Change in Control for purposes of the Plan or any Award Document unless such event also constitutes a "change in ownership," "change in effective control," or "change in the ownership of a substantial portion of the Company's assets" as defined under Section 409A of the Code and the regulations and guidance promulgated thereunder.

         g) "Committee" means Executive Officer Development and the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 16(b) of the Exchange Act; provided, however, that if any Committee member is found not to have met the qualification requirements of Section 16(b) of the Exchange Act, the Committee may determine that any actions taken or Awards granted by the Committee will not be invalidated by such failure to so qualify.

         h) "Common Stock" means the common stock of the Company, par value $0.01 per share.

         i) "Code" means the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder from time to time.

         j)       "Company" has the meaning set forth in Section 1.1.

         k) "Date of Grant" means the date on which the Initial Grant or an Annual Grant is made.

         l) "Effective Date" means the effective date of the Plan provided for in Article VI below.

         m) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         n) "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with the valuation methodology approved by the Board. In the absence of any alternative valuation methodology approved by the Board, the Fair Market Value of a share of Common Stock shall equal the closing selling price of a share of Common Stock on the trading day immediately preceding the date on which such valuation is made as reported on the composite tape for securities listed on NASDAQ, or such national securities exchange as may be designated by the Board, or, in the event that the Common Stock is not listed for trading on NASDAQ or such national securities exchange as may be designated by the Board but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

         o)       "Initial Grant" has the meaning set forth in Section 2.1.

         p) "NASDAQ" means the National Association of Securities Dealers' Automated Quotation System.

         q) "Non-Employee Director" means any member of the Board who is not an employee of the Company or any of its Subsidiaries.

         r) "Participant" means any Non-Employee Director to whom an Award has been granted under the Plan.

         s) "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

         t)       "Plan" has the meaning set forth in Section 1.1.

         u) "Subsidiary" means a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body.

Section 1.3 Administration of the Plan.

         The Plan shall be administered by the Committee and the Committee members shall determine all questions of interpretation, administration and application of the Plan. The Committee's determinations shall be final and binding in all matters relating to the Plan. The Committee may authorize any officer of the Company to execute and deliver an Agreement on behalf of the Company to a Participant.

         Subject to applicable laws, rules and regulations: (i) no member of the Board or Committee or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and (ii) the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan, except where such liability results directly from such person's fraud, willful misconduct or failure to act in good faith. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company's officers or employees, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.


Section 1.4 Eligible Persons.

         Awards shall be granted only to Non-Employee Directors.

Section 1.5 Common Stock Subject to the Plan.

         Subject to adjustment in accordance with the provisions of Article III hereof, the maximum number of shares of Common Stock that may be issued under the Plan shall be 150,000 shares. The shares of Common Stock shall be made available from authorized but unissued shares of Common Stock or from shares of Common Stock issued and held in the treasury of the Company. For purposes of determining the number of shares that remain available for issuance under the Plan, the number of shares corresponding to Awards under the Plan that are forfeited or expire for any reason without having been settled or delivered shall be added back to the Plan limit and again be available for the grant of Awards. The number of shares remaining for issuance will be reduced by the number of shares subject to outstanding Awards.

                                   Article II
                                Restricted Shares

Section 2.1 Grants of Restricted Shares

         Each person who is a Non-Employee Director or who becomes a Non-Employee Director for the first time on or subsequent to the Effective Date shall be granted Restricted Shares (an "Initial Grant"). In addition, on July 15, 2007 and each subsequent anniversary thereof (each, an "Annual Grant"), each Non-Employee Director shall automatically be granted Restricted Shares. The number of Restricted Shares that shall be granted to each such Non-Employee Director shall be determined by the Committee from time to time. As of the Effective Date, (i) the number of Restricted Shares to be granted pursuant to the Initial Grant shall be determined by dividing (i) $45,000 by (ii) the Fair Market Value of one share of common stock on the Grant Date and (ii) the number of Restricted Shares that shall be granted to each such Non-Employee Director pursuant to each Annual Grant shall be determined by dividing (A) $90,000 by (B) the Fair Market Value of one share of Common Stock on the Date of Grant. If the Date of Grant is not a business day on which the Fair Market Value can be determined, then the Fair Market Value shall be determined as of the last business day preceding the relevant Date of Grant on which the Fair Market Value can be determined. The terms and conditions of the Award shall be set forth in an Agreement which shall be delivered to the Participants reasonably promptly following the relevant Date of Grant of such Award. In the event that an Initial Grant is made to a Non-Employee Director after July 1 of any fiscal year, such Initial Grant shall be prorated for that portion of the fiscal year in which the Non-Employee Director is serving in the capacity of a Non-Employee Director of the Company. Notwithstanding the previous sentence, the Initial Grant made on the Effective Date shall not be pro-rated. In addition to the Initial Grant and Annual Grants, the Committee, in its discretion, may award an additional number of Restricted Shares to a Non-Employee Director to award an exceptional contribution made by such Non-Employee Director to the Company.

Section 2.2 Vesting.

         Subject to Section 2.5, the Initial Grant and each Annual Grant shall vest in equal annual installments on each of the first, second and third anniversaries of the relevant Date of Grant. In the event of a Change in Control, all Restricted Shares shall vest and be delivered to Participants in accordance with Section 2.5. On the date on which Restricted Shares vest, all restrictions under the Plan and the Agreement covering such Restricted Shares shall lapse as to such Restricted Shares.

Section 2.3 Rights and Restrictions Governing Restricted Shares.

         The Participant shall have all rights of a shareholder as to the shares of Common Stock subject to an Award (including, to the extent applicable, the right to receive dividends and to vote) except that none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of unless and until such shares have vested.

Section 2.4 Delivery of Restricted Shares.

         Shares of Common Stock issued in connection with an Award may be evidenced in such manner as the Company in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, on the date of vesting of the Restricted Shares, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 2.5 Termination of Services.

         If the services of a Participant as a director of the Company terminate due to the retirement of the Participant as required by the age limitation for directors of the Company, all unvested Restricted Shares of the Participant shall vest and be delivered to the Participant in accordance with Section 2.4 and all restrictions under the Plan and the Agreement covering such Restricted Shares shall lapse. If the services of a Participant as a director of the Company terminate for any other reason, then unless a majority of the Board determines otherwise, the Participant shall forfeit all unvested Restricted Shares as of the date of such termination.

                                   Article III
                                   Adjustments

         Notwithstanding any other provision of the Plan or any Agreement, the number and kind of securities authorized for issuance under Section 1.5 of the Plan shall be equitably adjusted by the Committee in the event of a stock split, reverse stock spit, stock dividend, recapitalization, reorganization, reclassification, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, or any similar corporate transaction affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. All adjustments pursuant to this Article III shall be made by the Committee whose determination as to what adjustments shall be made and the extent thereof, shall be final.

                                   Article IV
                                  Miscellaneous

Section 4.1 No Right to Re-election.

         Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 4.2 Restriction on Transfer.

         The rights of a Participant with respect to any Awards under the Plan shall not be transferable by the Participant to whom such Awards are granted except by will or the laws of descent and distribution; provided, however, that the Committee may, in its discretion and subject to the terms and conditions that it may specify, permit the transfer of an Award for no consideration (i) to a Participant's family member, (ii) to one or more trusts established in whole or in part for the benefit of one or more of such family members or (iii) to one or more entities which are beneficially owned in whole or in part by one or more such family members..

Section 4.3 No Restriction on Right of Company to Effect Corporate Changes.

         The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the shares of Common Stock or the rights thereof or which are convertible into or exchangeable for shares of Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 4.4 Headings.

         The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan. Section 4.5 Governing Law.

         The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Connecticut.

                                    Article V
                            Amendment and Termination

         Subject to applicable laws, rules and regulations, the Committee may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension will be effective without the approval of the shareholders of the Company if such approval is required by law or under the rules of NASDAQ. No termination, amendment, modification or suspension of the Plan shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Committee shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations or (b) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code.

                                   Article VI
                                 Effective Date

         The Effective Date of the Plan is the date of shareholder approval of the Plan. Unless earlier terminated in accordance with Article V above, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date.

                              VERTRUE INCORPORATED

                PROXY FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD FRIDAY, NOVEMBER 17, 2006

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND
                     SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned having received notice of the 2006 Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Gary A. Johnson and James B. Duffy, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the 2006 Annual Meeting of Stockholders of the Company to be held on Friday, November 17, 2006 at 9:30 a.m. local time at the Stamford Marriott, 243 Tresser Boulevard, Stamford, Connecticut 06901, and any adjournments thereof, and to vote and act upon the matters listed on the reverse side in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. Shares abstained from voting and "broker non-votes" will not count as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

         Address Changes:  ____________________________________________________

_______________________________________________________________________________
                     (If you noted any Address Changes above, please mark corresponding box on the reverse side.)

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                                                                             DETACH AND RETURN THIS PORTION ONLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS              [X]

                                                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors
1.  To elect the following nominees for director:

                                         For    Withhold     For All    To withhold authority to vote for any individual nominee,
                                         All      All        Except     mark "For All Except" and write the nominee's name on the
                                                                        line below.
                                         [ ]      [ ]          [ ]
                                                                         --------------------------------------------------------




   01)        Alec L. Ellison
   02)        Joseph A. Heid
   03)        Gary A. Johnson
   04)        Robert Kamerschen
   05)        Michael T. McClorey
   06)        Edward M. Stern
   07)        Marc S. Tesler

Vote on Proposals
2.  To approve the amendment to the Certificate of Incorporation to increase our authorized shares of common stock.

                                                               FOR                AGAINST        ABSTAIN
                                                                 [   ]             [   ]          [   ]

3.  To approve the adoption of the Vertrue Incorporated Management Incentive Plan.


                                                               FOR                AGAINST        ABSTAIN
                                                                 [   ]             [   ]          [   ]

4.  To approve the adoption of the Vertrue Incorporated 2006 Restricted Share Plan for Non-Employee Directors.

                                                               FOR                AGAINST        ABSTAIN
                                                                 [   ]             [   ]          [   ]

5.  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current year.
                                                               FOR                AGAINST        ABSTAIN
                                                                 [   ]             [   ]          [   ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER
INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, and 5.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES BY MARKING THE VOTES ON
THE ENCLOSED PROXY CARD, SIGNING AND DATING IT, AND MAILING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE
PROXY IS MAILED IN THE UNITED STATES.

A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, AND 5 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL
MEETING AND ANY ADJOURNMENT THEREOF.

For address changes, please check this box and write                                                         Yes        No
them on the back where indicated.         [   ]        Please indicate if you plan to attend this meeting.  [   ]     [   ]

____________________________________________________________            _________________________________________________________
Signature                                       Date                    Signature (joint owner)                         Date

 NOTE:    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING
          AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION,
          PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN
          PARTNERSHIP NAME BY AUTHORIZED PERSON, GIVING FULL TITLE.

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